Property, plant and equipment, net (Details) - Property, Plant and Equipment [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Property, plant and equipment, net (Details) [Line Items]
Cost of goods sold	$ 4,504	$ 4,382
Administrative expense	1,152	1,690
Acquire capital expenditures	$ 2,304	$ 3,585
Asset purchase agreement, description	As of December 31, 2021 the Group acquired an 86,000 sq. ft. pharmaceutical production facility. The purchase price allocated to property, plant and equipment based on the estimated fair value of the assets acquired at the date of the asset acquisition was $1,487. Please refer to Note 26.2. Asset acquisition - Pharmaceutical production facility.